Broadview Opportunity Fund

Supplement to Prospectus and Summary Prospectus dated January 28, 2019

On May 13, 2019, the Board of Trustees of Broadview Funds Trust (the “Trust”) approved the reorganization (the “Reorganization”) of the Broadview Opportunity Fund (the “Broadview Fund”), the sole series of the Trust, into the Madison Small Cap Fund (the “Madison Fund”), a series of Madison Funds. The Board of Trustees of Madison Funds approved the Reorganization on May 8, 2019.

Broadview Advisors, LLC (“Broadview”) serves as the investment adviser to the Broadview Fund and Madison Asset Management, LLC (“Madison”) serves as the investment adviser to the Madison Fund. The Broadview Fund and the Madison Fund are collectively referred to as the “Funds.”

In approving the Reorganization, the Board of Trustees of the Trust considered, among other things, the similarities between the Funds’ investment objectives and policies, the fact that the Funds’ investment management fees at the time of the Reorganization will be the same, that the costs of the Reorganization will be borne by Broadview and Madison and not the Funds, the continuity of portfolio management (as three of the four portfolio managers of the Broadview Fund will manage the reorganized Madison Fund), the distribution capabilities of Madison, and the anticipated tax-free nature of the Reorganization.

Under the terms of the Agreement and Plan of Reorganization and Liquidation approved by the Board of Trustees of each of the Trust and Madison Funds, shares held by Broadview Fund shareholders will be exchanged for shares of the Madison Fund at the closing of the Reorganization. At the same time assets held by, and liabilities of, the Broadview Fund will be transferred to the Madison Fund.

Broadview Fund shareholders may purchase and redeem shares of the Broadview Fund in the ordinary course until the last business day before the closing of the Reorganization, which is expected to occur on or about July 19, 2019 (the “Closing”). Purchase and redemption requests received after the Closing will be treated as purchase and redemption requests for shares of the Madison Fund received in connection with the Reorganization. Prior to the Closing of the Reorganization, Broadview will continue to manage the Broadview Fund in the ordinary course.

As a result of the Reorganization, each shareholder of the Broadview Fund will become a shareholder of the Madison Fund and will receive Class Y shares of the Madison Fund of equal value to their shares in the Broadview Fund. It is expected that the Reorganization will be treated as a tax-free reorganization for federal tax purposes.

The Madison Fund will file a Registration Statement on Form N-14, which will include a combination information statement/prospectus (the “Information Statement/Prospectus”), with the Securities and Exchange Commission in connection with the Reorganization. When available, the definitive Information Statement/Prospectus will be sent to shareholders of the Broadview Fund. Shareholders of the Broadview Fund are urged to read the Information Statement/Prospectus when it becomes available, because it will contain important information about the Reorganization. Shareholder approval is not required to effect the Reorganization, and shareholder approval is not being sought.

Please retain this Supplement for future reference.

The date of this Supplement is May 21, 2019.